UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 15, 2019

Date of Report (date of earliest event reported)

Phunware, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37862	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7800 Shoal Creek Blvd, Suite 230-S

Austin, TX 78757

(Address of principal executive offices) (Zip Code)

(512) 693-4199

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements incorporated by reference in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “could,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect” or “outlook,” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, as well as post-closing management, our estimated or anticipated future results and benefits of following the transaction, including the post-transaction ownership and cash and debt balances, future opportunities for the combined company, estimates of our total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding our business and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which we operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which we operate; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of our management team; failure to realize the anticipated benefits of the transaction, including difficulty in integrating the combined businesses; uncertainty as to the long-term value of Phunware, Inc. common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in the Annual Report on Form 10-K for the year ended November 30, 2017 under the heading “Risk Factors,” as updated from time to time by the Quarterly Reports on Form 10-Q and other documents of the predecessor entity and of us on file with the Securities and Exchange Commission (the “SEC”) or in the joint proxy statement/prospectus filed with the SEC by us dated as of November 13, 2018 (the “Prospectus”). There may be additional risks that we presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this communication.

EXPLANATORY NOTE

On December 26, 2018, Stellar Acquisition III, Inc., a Republic of the Marshall Islands corporation incorporated in December 2015 (“Stellar”), deregistered as a corporation in the Republic of the Marshall Islands and domesticated as a corporation incorporated under the laws of the State of Delaware upon the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law. Upon the effectiveness of the redomestication, Stellar became a Delaware corporation and, upon the consummation of the Business Combination (as defined below), Stellar changed its corporate name to “Phunware, Inc.” (the “Successor”) and all outstanding securities of Stellar were deemed to constitute outstanding securities of the Successor. Also on December 26, 2018, STLR Merger Subsidiary Inc., a wholly-owned subsidiary of Stellar (“Merger Sub“), merged with and into Phunware, Inc. (“Phunware”), a corporation incorporated in Delaware in February 2009, with Phunware surviving the merger (the “Merger”) and becoming a wholly-owned subsidiary of the Successor (the “Business Combination”).

As used in this Current Report on Form 8-K henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “the Company,” “Registrant,” “Phunware,” “PHUN,” “we,” “us” and “our” refer to Phunware, Inc.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As a component of the Merger consideration at the time of the Business Combination on December 26, 2018, each holder of outstanding shares of Phunware stock (as determined immediately prior to the Merger) was entitled to elect to receive such holder’s pro rata share of up to an aggregate of 3,985,244 warrants to purchase shares of Successor common stock that were held by related parties (the “Transferred Sponsor Warrants”). As consideration for the sale of the Transferred Sponsor Warrants, the related parties received unsecured promissory notes (each, a “Transferred Sponsor Warrant Note”) in the initial aggregate principal amount equal to $1,992,622 and principal and interest were to be payable in full on the first anniversary of the closing of the Business Combination.

On January 15, 2019, the holders of the Transferred Sponsor Warrant Notes agreed to amend, waive and forgive the Transferred Sponsor Warrant Notes in their entireties, effective as of December 26, 2018. The waiver of the Transferred Sponsor Warrant Notes (the “Waiver”) has no effect on the holder of outstanding shares of Phunware stock (as determined immediately prior to the Merger) right to receive, should they have elected, the Transfer Sponsor Warrants as consideration in the Business Combination.

Had the Transferred Sponsor Warrant Notes been waived at the time of the closing of the Business Combination on December 26, 2018, the total stockholders’ equity balance would have been $7,628,000 based on the unaudited pro forma condensed combined balance sheet as of September 30, 2018 that was filed with the Securities and Exchange Commission on January 2, 2019, as Exhibit 99.2 on Form 8-K. The Company believes it has more than $5 million in stockholders’ equity as of the date of the note cancelation.

This Waiver is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Exhibit No.	Exhibit Title
2.1	Agreement of Waiver made by and between Phunware, Inc. and the holders of Transferred Sponsor Warrant Notes, dated January 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PHUNWARE, INC.

Dated: January 15, 2019	By:	/s/ Alan S. Knitowski
	Name:	Alan S. Knitowski
	Title:	Chief Executive Officer

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